FRANKLIN FUND ALLOCATOR SERIES
SUPPLEMENT DATED SEPTEMBER 8, 2026
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED DECEMBER 1, 2025, OF
FRANKLIN EMERGING MARKET CORE EQUITY (IU) FUND

The prospectus is amended as follows:

The following paragraphs are added to the beginning of the “Fund Summaries” and “Fund Details” sections of the prospectus:

I. Proposed Conversion of Fund to ETF

At a meeting held on July 14-15, 2026, the Board of Trustees (the “Board”) of the Franklin Fund Allocator Series (“FFAS”) approved the reorganization of the Franklin Emerging Market Core Equity (IU) Fund (the “Mutual Fund”) into the Franklin Core Emerging Market Enhanced Equity ETF (the “Acquiring ETF”), a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization (the “Conversion Transaction”).

Because of the structure of the Mutual Fund as an internal use only product exclusively owned by other mutual funds in the Franklin Templeton fund complex, including other series of FFAS, and certain pension plan accounts managed by Franklin Advisers, Inc. (“FAV”), it is anticipated that the proposed Conversion Transaction, including the Agreement and Plan of Reorganization, will be approved by the shareholders of the Mutual Fund via a consent solicitation. Shareholders will receive a consent solicitation statement/prospectus with additional information regarding the Conversion Transaction, including a copy of the Agreement and Plan of Reorganization. The Conversion Transaction will consist of (1) the redemption of fractional shares of the Mutual Fund for cash, (2) the transfer of substantially all of the Mutual Fund’s assets to the Acquiring ETF, subject to (i) excluded Russian securities subject to transfer restrictions (“Excluded Assets”) and (ii) the Mutual Fund’s liabilities, in exchange for whole shares of the Acquiring ETF; and (3) the distribution of the Acquiring ETF shares to the Mutual Fund’s shareholders in complete liquidation and dissolution of the Mutual Fund. The Excluded Assets will remain in the Mutual Fund’s custody account until such time as their transfer or disposition is practicable. The Acquiring ETF will be managed in a substantially similar manner as the Mutual Fund, and will have the same investment objective, investment manager and portfolio management team as that of the

Mutual Fund. The Acquiring ETF’s principal investment strategies are substantially similar to those of the Mutual Fund. However, there are certain differences between the Funds, which will be described further in the consent solicitation statement/prospectus when available. Specifically, Putnam Investment Management, LLC, Templeton Asset Management Ltd., Franklin Templeton Investment Management Limited, and ClearBridge Investment Management Limited will be engaged as non-discretionary sub-advisors to the Acquiring ETF, whereas the Mutual Fund does not currently have sub-advisors. In addition, the Mutual Fund and the Acquiring ETF have substantially similar principal risks, except that the Acquiring ETF is subject to certain risks inherent to the ETF structure.

The Mutual Fund currently offers one class of shares, considered to be Class R6 shares, which will be converted into the single class of shares offered by the Acquiring ETF. Immediately prior to the reorganization, the Mutual Fund will redeem its fractional shares for cash. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

Upon the closing of the reorganization of the Mutual Fund with and into the Acquiring ETF, each shareholder of the Mutual Fund will receive shares of the Acquiring ETF having the same aggregate net asset value as the shares of the Mutual Fund they held on the date of the reorganization and will become a shareholder of the Acquiring ETF. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization. It is currently anticipated that the reorganization will occur in the third quarter of 2027 or earlier as circumstances permit.

II.  Fees and Expenses

The Acquiring ETF has a higher operating expense ratio and total expense ratio than the Mutual Fund because of the Acquiring ETF’s contractual unitary management fee (the “Unitary Fee”) of 0.30% of the Acquiring ETF’s average daily net assets. However, the Acquiring ETF’s Unitary Fee rate of 0.30% will be waived at the client level so that expense levels for former Mutual Fund shareholders will essentially be unchanged from the current 0.00% management fee and 0.00% total expense ratio structure in place for former shareholders of the Mutual Fund who continue as shareholders of the Acquiring ETF following the reorganization.

The investment manager to the Mutual Fund has agreed to waive fees and/or reimburse operating expenses (excluding certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Mutual Fund so that the ratio of total annual fund operating expenses will not exceed 0.00% until November 30, 2026.

As noted above, the investment manager to the Acquiring ETF has agreed to permanently waive its Unitary Fee at the client account level for the current investing fund shareholders of the Mutual Fund, such that existing shareholders experience net management fees of 0.00%, equal to the current management fee structure of the Mutual Fund in place for such investing funds.

III. Costs of the Reorganization

FAV, the investment manager for the Mutual Fund and the Acquiring ETF, will bear 100% of the reorganization costs except for any related portfolio transaction costs, which are currently expected to be $113,000 for the Mutual Fund. However, this estimate is subject to change based on the Mutual Fund’s portfolio holdings on the closing date of the reorganization. FAV will bear the costs of the reorganization whether or not the reorganization is consummated.

Management anticipates that the holdings of the Mutual Fund in certain foreign markets may not be permitted to be directly transferred from the Mutual Fund to the Acquiring ETF and, therefore, these securities positions will need to be sold by the Mutual Fund prior to the reorganization and the cash proceeds transferred to the Acquiring ETF, which will repurchase these positions or other securities after the reorganization. As a result of these transactions, the Mutual Fund and/or the Acquiring ETF will experience brokerage fees and other transaction costs, as well as realize and recognize capital gains associated with the transactions which could be significant.

Please retain this supplement for future reference.